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                                                                 EXHIBIT 10.25.5

                              FIFTH AMENDMENT TO
                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

    FIFTH AMENDMENT, dated as of October 30, 1998 (this "Amendment"), to the
                                                         ---------
Loan and Security Agreement referred to below by and among GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("Lender"), PAR PHARMACEUTICAL,
                                              ------
INC., a New Jersey corporation ("Borrower"), PHARMACEUTICAL RESOURCES, INC., a
                                 --------
New Jersey corporation ("Parent"), NUTRICEUTICAL RESOURCES, INC., a New York
                         ------
corporation ("NRI"), and PARCARE, LTD., a New York corporation ("ParCare").
              ---                                                -------
Parent, NRI and ParCare are hereinafter referred to as "Guarantors".
                                                        ----------

                              W I T N E S S E T H
                              - - - - - - - - - -

    WHEREAS, Lender, Borrower and Guarantors are parties to that certain Loan and Security Agreement, dated as of December 15, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Loan Agreement"); and
                                                     --------------

    WHEREAS, Lender, Borrower and Guarantors have agreed to amend the Loan Agreement in the manner, and on the terms and conditions, provided for herein.

    NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

    1. Definitions. Capitalized terms not otherwise defined herein shall have
       -----------
the meanings ascribed to them in the Loan Agreement.

    2. Amendment to Recitals of the Loan Agreement.   Recital A of the Loan
       -------------------------------------------    ---------
Agreement is hereby amended as of Amendment Effective Date (as hereinafter defined) by (i) deleting the percentage "3.50%" immediately following the caption "Revolving Credit Rate:" and inserting the percentage "2.25%" in lieu
         ---------------------
thereof, and (ii) inserting immediately following the text under the caption

"Unused Line Fee" the following proviso: "; provided, that, notwithstanding the
----------------                            --------
foregoing, the Unused Line Fee shall be 0.250% per annum commencing on November 1, 1998".

    3. Amendment to Section 1.5 of the Loan Agreement.   Section 1.5(a)  of the
       ----------------------------------------------    --------------
Loan Agreement is hereby amended and restated as of the Amendment Effective Date to read as follows:

         "(a) Borrower shall pay interest to Lender on the aggregate outstanding Revolving Credit Advances at a floating rate equal to the Index Rate plus two and one-quarter percent (2.25%) per annum (the "Revolving Credit Rate)."

    4. Amendment to Schedule D to the Loan Agreement.   Paragraph 2 of Schedule
       ---------------------------------------------                   --------
D to the Loan Agreement is hereby amended by inserting immediately following the
-
last sentence thereof a new sentence to read as follows:

         "Notwithstanding anything to the contrary contained herein, commencing on November 1, 1998, the Unused Line Fee shall be 0.250% per annum."

    5. Representations and Warranties.  To induce Lender to enter into this
       ------------------------------
Amendment, each Credit Party hereby represents and warrants that:

          A. The execution, delivery and performance by each Credit Party of this Amendment and the performance of the Loan Agreement, as amended hereby (the "Amended Loan Agreement"): (i) are within their respective corporate powers;
 ----------------------
(ii) have been duly authorized by all necessary corporate and shareholder action; and (iii) are not in contravention of any provision of their respective certificates or articles of incorporation or by-laws or other organizational documents.

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          B.  This Amendment has been duly executed and delivered by or on behalf of each Credit Party.

          C. Each of this Amendment and the Amended Loan Agreement constitutes a legal, valid and binding obligation of each Credit Party enforceable against each Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          D. No Default has occurred and is continuing both before and after giving effect to this Amendment.

          E. No action, claim or proceeding is now pending or, to the knowledge of each Credit Party, threatened against any Credit Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which challenges any Credit Party's right, power, or competence to enter into this Amendment or, to the extent applicable, perform any of its obligations under this Amendment, the Amended Loan Agreement or any other Loan Document, or the validity or enforceability of this Amendment, the Amended Loan Agreement or any other Loan Document or any action taken under this Amendment, the Amended Loan Agreement or any other Loan Document.

    6. No Other Consents/Waivers.   Except as otherwise provided herein, the
       -------------------------
Loan Agreement shall be unmodified and shall continue to be in full force and effect in accordance with its terms, and, except as expressly provided herein, this Amendment shall not be deemed a waiver of, or consent under, any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

    7. Outstanding Indebtedness; Waiver of Claims.  Each Credit Party hereby
       ------------------------------------------
acknowledges and agrees that as of October 30, 1998 the aggregate outstanding principal amount of the Revolving Credit Loan is $0. Each Credit Party hereby waives, releases, remises and forever discharges Lender and each other Indemnified Person from any and all Claims of any kind or character, known or unknown, which each Credit Party ever had, now has or might hereafter have against Lender which relates, directly or indirectly, to any acts or omissions of Lender or any other Indemnified Person on or prior to the date hereof.

    8. Expenses.  Borrower hereby reconfirms its obligations pursuant to Section
       --------
10.2 of the Loan Agreement to pay and reimburse Lender for all reasonable out-of-pocket expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and all other documents and instruments delivered in connection herewith.

    9. Effectiveness.  This Amendment shall become effective as of November 1,
       -------------
1998 (the "Amendment Effective Date") only upon satisfaction in full in the
           ------------------------
judgment of the Lender of each of the following conditions on or prior to November 11, 1998:

          A. Amendment.  Lender shall have received four original copies of this
             ---------
Amendment duly executed and delivered by Lender and each Credit Party.

          B. Representations and Warranties.  All representations and warranties
             ------------------------------
of or on behalf of each Credit Party in this Amendment and all the other Loan Documents shall be true and correct in all respects with the same effect as though such representations and warranties had been made on and as of the date hereof and on and as of the date that the other conditions precedent in this

Section 9 have been satisfied, except to the extent that any such representation
---------
or warranty expressly relates to an earlier date.

    10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND INTERPRETED IN
        -------------
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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    11. Counterparts.  This Amendment may be executed by the parties hereto on
        ------------
any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                            (SIGNATURE PAGES FOLLOW)

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    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

Borrower:
--------

PAR PHARMACEUTICAL, INC.


By:/s/ Dennis J. O'Connor
--------------------------------------
Name: Dennis J. O'Connor
Title: Vice President and Chief Financial Officer


Lender:
------

GENERAL ELECTRIC CAPITAL
CORPORATION


By:/s/ Martin S. Greenberg
-------------------------------------
Name: Martin S. Greenberg
Its: Duly Authorized Signatory


Parent:
------

PHARMACEUTICAL RESOURCES,
INC.


By:/s/ Dennis J. O'Connor
-------------------------------------
Name:  Dennis J. O'Connor
Title: Vice President and Chief Financial Officer


                      (SIGNATURES CONTINUED ON NEXT PAGE)

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Subsidiary Guarantors:
---------------------

NUTRICEUTICAL RESOURCES, INC.


By:/s/ Dennis J. O'Connor
--------------------------------------
Name:  Dennis J. O'Connor
Title: Vice President and Chief Financial Officer

PARCARE, LTD.


By:/s/ Dennis J. O'Connor
--------------------------------------
Name:  Dennis J. O'Connor
Title: Vice President and Chief Financial Officer

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